                                                                  Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT

                pursuant to Section 5.07(b) of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  Aug 25, 2000

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                                    $13,565,943.16
                           ---------------------------
                         (  $    0.0000484             , per $1,000 original principal amount of the Notes)
                           ---------------------------
(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                                      $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
(iii)     Amount of principal being paid or distributed in respect of the Class M Notes:
                                      $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
(iv)      Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                                    $4,408,172.79
                           ---------------------------
                         (  $    0.0000157             , per $1,000 original principal amount of the Notes)
                           ---------------------------
(v)       Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                                    $11,579,861.11
                           ---------------------------
                         (  $    0.0000185             , per $1,000 original principal amount of the Notes)
                           ---------------------------
(vi)      (a)     Amount of interest being paid or distributed in respect of the Class M Notes:
                                      $561,966.67
                           ---------------------------
                         (  $    0.0000187             , per $1,000 original principal amount of the Notes)
                           ---------------------------
          (b)     Amount of interest being paid or distributed in respect of the Class M Strip:
                                     $14,566.67
                           ---------------------------
                         (  $    0.0000005             , per $1,000 original principal amount of the Notes)
                           ---------------------------
(vii)     Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
          (1)     Distributed to Class A-1 Noteholders:
                                    $0.00
                           ---------------------------
                         (   $                   -    , per $1,000 original principal amount of the Notes)
                           ---------------------------

          (2)     Distributed to Class A-2 Noteholders:
                            $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
          (3)     (a)      Distributed to Class M Noteholders:
                            $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
                  (b)      Distributed to Class M Strip:
                                    $0.00
                           ---------------------------
                             $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
          (4)     Balance on Class A-1 Notes:
                                    $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
          (5)     Balance on Class A-2 Notes:
                                    $0.00
                           ---------------------------
                         (   $                   -     , per $1,000 original principal amount of the Notes)
                           ---------------------------
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
                                                                       Page 2
          (6)     (a)      Balance on Class M Notes:
                                     $0.00
                           -----------------------
                         (   $              -       , per $1,000 original principal amount of the Notes)
                           -----------------------
                  (b)      Balance on Class M Strip:
                                     $0.00
                           -----------------------
                         (   $              -      , per $1,000 original principal amount of the Notes)
                           -----------------------
(viii)    Payments made under the Cap Agreement on such date:          Aug 24, 2000
                                                            -------------------------------
                         (            $0.00         with respect to the Class A-1 Notes,
                           -----------------------
                         (            $0.00         with respect to the Class A-2 Notes,
                           -----------------------
                         (            $0.00         with respect to the Class M Notes,
                           -----------------------
(ix)      Pool Balance at end of related Collection Period:           $904,206,056.24
                                                           ---------------------------------
(x)       After giving effect to distributions on this Distribution Date:
          (a)     (1)      Outstanding principal amount of Class A-1 Notes:     $229,382,955.01
                                                                          --------------------------------
                  (2)      Class A-1 Note Pool Factor:  0.81922484
                                                      ---------------------------------
          (b)     (1)      Outstanding principal amount of Class A-2 Notes:     $625,000,000.00
                                                                          --------------------------------
                  (2)      Class A-2 Note Pool Factor:  1.00000000
                                                      ---------------------------------
          (c)     (1)      Outstanding principal amount of Class M Notes:       $30,000,000.00
                                                                         ---------------------------------
                  (2)      Class M Note Pool Factor:    1.00000000
                                                      ---------------------------------
          (d)     (1)      Outstanding principal amount of Certificates:       $65,000,000.00
                                                                          ---------------------------------
                  (2)      Certificate Pool Factor:     1.00000000
                                                      ---------------------------------
(xi)      Note Interest Rate for the Notes:
          (a)     In general
                  (1)      Three-Month Libor was

                           0.0000000%              for the period from the Closing Date to but excluding 11/26/99 and
                           ------------------------
                           6.8200000%              for the period from and including 11/26/99 to but excluding 02/25/2000 and
                           ------------------------
                  (2)      The Student Loan Rate was:    Not Applicable (1)
                                                    ---------------------------------
          (b)     Note Interest Rate for the Class A-1 Notes:      7.1000000%        (Based on 3-Month LIBOR)
                                                              ---------------------
          (c)     Note Interest Rate for the Class A-2 Notes:      7.2500000%        (Based on 3-Month LIBOR)
                                                              ---------------------
          (d)     Note Interest Rate for the Class M Notes:        7.5200000%        (Based on 3-Month LIBOR)
                                                              ---------------------
(xii)     (a)     Amount of Master Servicing Fee for  related Collection Period:       $1,133,683.06
                                                                               -------------------------------
                            $ 0.000004049     , per $1,000 original principal amount of the Class A-1 Notes.
                           -----------------
                            $ 0.000001814     , per $1,000 original principal amount of the Class A-2 Notes.
                           -----------------
                            $ 0.000037789     , per $1,000 original principal amount of the Class M Notes.
                           -----------------
(xiii)            Amount of Administration Fee for related Collection Period:    $3,000.00
                                                                            ---------------------------------
                            $ 0.000000011     , per $1,000 original principal amount of the Class A-1 Notes.
                           -----------------
                            $ 0.000000005     , per $1,000 original principal amount of the Class A-2 Notes.
                           -----------------
                            $ 0.000000100     , per $1,000 original principal amount of the Class M Notes.
                           -----------------
(xiv)     (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:      $447,076.59
                                                                                                --------------------------------
          (b)     Delinquent Contracts                 # DISB.           %           $ AMOUNT            %
                                                       -------        -------        --------          ------
                  30-60 Days Delinquent                  1,758          2.71%     $ 15,851,392          2.92%
                  61-90 Days Delinquent                    521          1.01%     $  4,666,117          0.86%
                  91-120 Days Delinquent                   364         52.00%     $  3,250,259          0.60%
                  More than 120 Days Delinquent          1,228          1.21%     $ 11,274,499          2.08%
                  Claims Filed Awaiting Payment            149         11.00%     $  1,497,872          0.28%
                                                       -------        -------     ------------          ------
                     TOTAL                               4,020         67.93%     $ 36,540,139          6.74%

(xv)      Amount in the Prefunding Account:    $27,142,068.54
                                           ---------------------------------
(xvi)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                  Subsequent Pool Student Loans:     0.00

       (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

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